ACQUISITION OF M2M BUSINESS OF SAGEMCOM Schedule of Assets Acquired and Liabilities Assumed (Details) (M2M Business of Sagemcom [Member]) In Thousands, unless otherwise specified	Aug. 02, 2012 USD ($)	Aug. 02, 2012 EUR (€)
Business Acquisition [Line Items]
Inventory	$ 967	€ 786
Machinery and equipment	1,788	1,454
Identifiable intangible assets	26,160	21,272
Goodwill	31,107	25,295
Total Assets Acquired	60,022	48,807
Accrued liabilities	2,999	2,439
Long-term obligations	1,805	1,468
Fair value of net assets acquired	$ 55,218	€ 44,900